Exhibit 99.1
Domo Announces Fourth Quarter and Fiscal 2025 Financial Results

Silicon Slopes, Utah - March 6, 2025 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fourth quarter and fiscal year ended January 31, 2025.

Fiscal Fourth Quarter Results
•Total revenue was $78.8 million
•Subscription revenue was $71.9 million
•Billings were $102.6 million
•Subscription Remaining Performance Obligations (RPO) was $403.6 million as of January 31, 2025, an increase of 14% year over year
•Subscription RPO expected to be recognized beyond twelve months was $178.5 million as of January 31, 2025, an increase of 38% year over year
•Net cash provided by operating activities was $8.9 million, an increase of 64% year over year
•Adjusted free cash flow was $6.0 million, an increase of 105% year over year
•GAAP operating margin was negative 16%, an increase of 1 percentage point year over year
•Non-GAAP operating margin was 4%
•GAAP net loss was $17.7 million, and GAAP net loss per share was $0.45, based on 39.3 million weighted-average shares outstanding
•Non-GAAP net loss was $1.8 million, and non-GAAP net loss per share was $0.05, based on 39.3 million weighted-average shares outstanding
•Cash and cash equivalents were $45.3 million as of January 31, 2025

Full Year Fiscal 2025 Results
•Total revenue was $317.0 million
•Subscription revenue was $286.0 million
•Billings were $310.2 million
•Net cash used in operating activities was $9.1 million
•Adjusted free cash flow was negative $12.9 million
•GAAP operating margin was negative 19%
•Non-GAAP operating margin was 0%
•GAAP net loss was $81.9 million, and GAAP net loss per share was $2.13, based on 38.5 million weighted-average shares outstanding
•Non-GAAP net loss was $20.0 million, and non-GAAP net loss per share was $0.52, based on 38.5 million weighted-average shares outstanding

"In FY25, we laid the foundation for durable, repeatable growth by focusing on ecosystem partners, the consumption model, and innovative AI solutions. I’m proud our Domo team has made substantial progress, while also delivering dramatic improvements in RPO, demonstrating the strength of our customer relationships,” said Josh James, founder and CEO, Domo. “Domo was made for this rapidly evolving AI and data environment, and we are thrilled to be executing strategically, while also guiding to billings growth for this year and cash flow generation this quarter and this year.”

Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer value:
•Domo received five Dresner Advisory Services 2024 Technology Innovation Awards, its eighth consecutive year as a multiple-category winner. Domo was recognized as a top vendor in the following Wisdom of Crowds® thematic market reports: Analytical Platforms, Cloud Computing + Business Intelligence (BI), Embedded BI, Collective Insights and Self-Service BI.
•Domo was ranked in the Exemplary quadrant and received several top distinctions across five 2024 Information Services Group (ISG) Analytics and Data Buyers Guides, including: GenAI Analytics Buyers Guide, Collaborative Analytics Buyers Guide, Mobile Analytics Buyers Guide, Embedded Analytics Buyers Guide and Analytics and Data Buyers Guide. In addition, Domo scored an A- in the Customer Experience and TCO/ROI categories across all five ISG Buyers Guides.
•Nucleus Research found that Domo customers report a return of $6.93 for every dollar invested into its AI and Data Products platform. Through the firm's rigorous ROI analyses, Domo customers highlighted consistent benefits, including a 35 percent improvement in user productivity, 20 percent technology cost savings and an average 15 percent increase in revenue.
•Domo.AI won several product awards including:
◦The 2025 DEVIES Award in the Data Analytics & Visualization category
◦Database Trends and Applications (DBTA) magazine's list of Trend-Setting Products in Data and Information Management for 2025.
◦The 2024 KMWorld Readers’ Choice Award for Best AI.

Business Outlook
Based on information available as of March 6, 2025, Domo is providing the following guidance for its first quarter of fiscal 2026 and full year fiscal 2026:
Q1 Fiscal 2026
•Revenue is expected to be in the range of $77.5 million to $78.5 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.18 and $0.22 based on 39.7 million weighted-average shares outstanding, basic and diluted
Full Year Fiscal 2026
•Revenue is expected to be in the range of $310.0 million to $318.0 million

•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.29 and $0.39 based on 40.9 million weighted-average shares outstanding, basic and diluted
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2025 fourth quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir and a live dial-in is available at (877) 484-6065 or (201) 689-8846.

A replay will be available at (877) 660-6853 or (201) 612-7415 with the access ID#13751652 following the completion of the conference call until 11:59 p.m. (ET) April 6, 2025.

About Domo
Domo is an AI and Data Products platform that helps companies of all sizes leverage data and AI to drive value in today’s data-driven world. Built around our customer’s preferred data foundation, powered by our award-winning Domo.AI solution, and enriched with our partner ecosystem, the Domo platform enables users to prepare, visualize, automate, distribute, and build end-to-end data products that provide solutions across the entire data journey. From hydrating your data foundation, to building fully embedded applications that can be shared with your employees and customers, to deploying AI models across a variety of providers, Domo gives users the ability to build data products that generate measurable value for the business.

For more information, visit www.domo.com. You can also follow Domo on LinkedIn, X and Facebook.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk X account and the @JoshJames X account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, billings, and adjusted free cash flow. In computing the measures other than billings and adjusted free cash flow, we exclude the effects of stock-based compensation expense, amortization of certain intangible assets, severance of executive officers who report to the Chief Executive Officer, loss on extinguishment of debt, and remeasurement of warrant liability. Billings is defined as total revenue plus the change in deferred revenue in a period. In computing adjusted free cash flow, we exclude the effects of proceeds from shares issued in connection with the employee stock purchase plan, purchases of property and equipment, and net change in short-term payable financing.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We also add back the net change to short-term payable financing to adjusted free cash flow. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements of our Chief Executive Officer, statements regarding competitive positions, our financial outlook for our first fiscal quarter, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on March 28, 2024 and the Annual Report on Form 10-K for the year ended January 31, 2025 expected to be filed with the SEC on or about April 16, 2025. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2024	2025	2024	2025
Revenue:
Subscription	$71,906	$71,858	$285,500	$286,002
Professional services and other	8,278	6,912	33,489	31,042
Total revenue	80,184	78,770	318,989	317,044
Cost of revenue:
Subscription (1)	12,457	14,175	46,045	53,585
Professional services and other (1)	6,578	6,019	29,425	27,408
Total cost of revenue	19,035	20,194	75,470	80,993
Gross profit	61,149	58,576	243,519	236,051

Operating expenses:
Sales and marketing (1), (3)	39,438	35,465	163,902	151,505
Research and development (1)	21,118	21,947	85,049	87,899
General and administrative (1), (2), (3)	13,940	13,425	49,449	55,929
Total operating expenses	74,496	70,837	298,400	295,333
Loss from operations	(13,347)	(12,261)	(54,881)	(59,282)

Other expense:
Loss on extinguishment of debt	—	—	—	(1,850)
Other expense, net (1), (4)	(4,882)	(4,788)	(19,431)	(19,593)
Total other expense	(4,882)	(4,788)	(19,431)	(21,443)
Loss before income taxes	(18,229)	(17,049)	(74,312)	(80,725)
Provision for income taxes	456	628	1,257	1,210
Net loss	$(18,685)	$(17,677)	$(75,569)	$(81,935)

Net loss per share (basic and diluted)	$(0.51)	$(0.45)	$(2.10)	$(2.13)
Weighted-average number of shares (basic and diluted)	36,759	39,268	36,050	38,501

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$852	$801	$2,810	$3,190
Professional services and other	424	281	1,735	1,223
Sales and marketing	5,755	4,757	25,015	19,995
Research and development	5,306	5,716	19,520	18,245
General and administrative	3,923	3,817	14,565	15,892
Other expense, net	187	218	703	821
Total stock-based compensation expenses	$16,447	$15,590	$64,348	$59,366

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$142	$80	$568

(3) Includes executive officer severance, as follows:
Sales and marketing	$307	$—	$750	$—
General and administrative	—	—	1,553	—
Total executive officer severance	$307	$—	$2,303	$—

(4) Includes remeasurement of warrant liability, as follows:
Other expense, net	$—	$118	$—	$151

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2024	2025
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$60,939	$45,264
Accounts receivable, net	67,197	71,544
Contract acquisition costs	16,006	15,780
Prepaid expenses and other current assets	9,602	9,089
Total current assets	153,744	141,677

Property and equipment, net	27,003	28,625
Right-of-use assets	11,746	10,158
Contract acquisition costs, noncurrent	19,542	19,553
Intangible assets, net	2,740	2,125
Goodwill	9,478	9,478
Other assets	1,407	2,724
Total assets	$225,660	$214,340

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$4,313	$10,033
Accrued expenses and other current liabilities	43,430	60,909
Lease liabilities	4,807	5,731
Current portion of deferred revenue	185,250	178,276
Total current liabilities	237,800	254,949

Lease liabilities, noncurrent	11,135	7,695
Deferred revenue, noncurrent	2,736	2,828
Other liabilities, noncurrent	14,001	8,446
Long-term debt	113,534	117,668
Total liabilities	379,206	391,586

Commitments and contingencies

Stockholders' deficit:
Common stock	37	39
Additional paid-in capital	1,252,200	1,310,922
Accumulated other comprehensive loss	(180)	(669)
Accumulated deficit	(1,405,603)	(1,487,538)
Total stockholders' deficit	(153,546)	(177,246)
Total liabilities and stockholders' deficit	$225,660	$214,340

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2024	2025	2024	2025
Cash flows from operating activities
Net loss	$(18,685)	$(17,677)	$(75,569)	$(81,935)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,884	2,119	6,622	9,236
Non-cash lease expense	1,083	1,079	4,318	4,399
Amortization of contract acquisition costs	4,416	4,343	17,770	17,524
Stock-based compensation	16,447	15,590	64,348	59,366
Loss on extinguishment of debt	—	—	—	1,850
Remeasurement of warrant liability	—	117	—	150
Other, net	1,092	1,875	4,735	6,209
Changes in operating assets and liabilities:
Accounts receivable, net	(11,989)	(14,367)	11,761	(4,347)
Contract acquisition costs	(4,403)	(7,164)	(15,324)	(17,492)
Prepaid expenses and other assets	(1,420)	(1,696)	(1,593)	123
Accounts payable	(6,008)	1,981	(6,974)	1,829
Operating lease liabilities	(1,123)	(1,334)	(5,177)	(5,334)
Accrued and other liabilities	(1,077)	179	(4,438)	6,252
Deferred revenue	25,228	23,874	2,104	(6,882)
Net cash provided by (used in) operating activities	5,445	8,919	2,583	(9,052)

Cash flows from investing activities
Purchases of property and equipment	(2,520)	(2,200)	(11,734)	(9,445)
Purchases of intangible assets	—	—	(26)	—
Net cash used in investing activities	(2,520)	(2,200)	(11,760)	(9,445)

Cash flows from financing activities
Payments of deferred offering costs for registration statement	—	(601)	—	(1,003)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	3,406	1,910
Shares repurchased for tax withholdings on vesting of restricted stock	—	(316)	—	(820)
Debt proceeds, net of issuance costs	—	—	—	52,758
Repayment of debt and related fees	—	—	—	(53,177)
Proceeds from short-term payable financing	—	3,722	—	12,694
Payments on short-term payable financing	—	(4,435)	—	(8,971)
Proceeds from exercise of stock options	—	—	65	—
Net cash (used in) provided by financing activities	—	(1,630)	3,471	3,391
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	627	(750)	145	(569)
Net increase (decrease) in cash, cash equivalents, and restricted cash	3,552	4,339	(5,561)	(15,675)
Cash, cash equivalents, and restricted cash at beginning of period	57,387	40,925	66,500	60,939
Cash, cash equivalents, and restricted cash at end of period	$60,939	$45,264	$60,939	$45,264

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2024	2025	2024	2025
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$71,906	$71,858	$285,500	$286,002
Cost of revenue:
Subscription	12,457	14,175	46,045	53,585
Subscription gross profit on a GAAP basis	59,449	57,683	239,455	232,417
Subscription gross margin on a GAAP basis	83%	80%	84%	81%

Stock-based compensation	852	801	2,810	3,190
Subscription gross profit on a non-GAAP basis	$60,301	$58,484	$242,265	$235,607
Subscription gross margin on a non-GAAP basis	84%	81%	85%	82%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$74,496	$70,837	$298,400	$295,333
Stock-based compensation	(14,984)	(14,290)	(59,100)	(54,132)
Amortization of certain intangible assets	(20)	(142)	(80)	(568)
Executive officer severance	(307)	—	(2,303)	—
Total operating expenses on a non-GAAP basis	$59,185	$56,405	$236,917	$240,633

Reconciliation of Operating Loss on a GAAP Basis to Operating Income (Loss) on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(13,347)	$(12,261)	$(54,881)	$(59,282)
Stock-based compensation	16,260	15,372	63,645	58,545
Amortization of certain intangible assets	20	142	80	568
Executive officer severance	307	—	2,303	—
Operating income (loss) on a non-GAAP basis	$3,240	$3,253	$11,147	$(169)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(17)%	(16)%	(17)%	(19)%
Stock-based compensation	21	20	19	19
Executive officer severance	—	—	1	—
Operating margin on a non-GAAP basis	4%	4%	3%	—%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(18,685)	$(17,677)	$(75,569)	$(81,935)
Stock-based compensation	16,447	15,590	64,348	59,366
Amortization of certain intangible assets	20	142	80	568
Executive officer severance	307	—	2,303	—
Loss on extinguishment of debt	—	—	—	1,850
Remeasurement of warrant liability	—	118	—	151
Net loss on a non-GAAP basis	$(1,911)	$(1,827)	$(8,838)	$(20,000)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2024	2025	2024	2025
Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.51)	$(0.45)	$(2.10)	$(2.13)
Stock-based compensation	0.45	0.40	1.79	1.55
Amortization of certain intangible assets	—	—	—	0.01
Executive officer severance	0.01	—	0.06	—
Loss on extinguishment of debt	—	—	—	0.05
Net loss per share on a non-GAAP basis	$(0.05)	$(0.05)	$(0.25)	$(0.52)

Billings:
Total revenue	$80,184	$78,770	$318,989	$317,044
Add:
Deferred revenue (end of period)	185,250	178,276	185,250	178,276
Deferred revenue, noncurrent (end of period)	2,736	2,828	2,736	2,828
Less:
Deferred revenue (beginning of period)	(158,522)	(153,919)	(182,273)	(185,250)
Deferred revenue, noncurrent (beginning of period)	(4,236)	(3,311)	(3,609)	(2,736)
Increase (decrease) in deferred revenue (current and noncurrent)	25,228	23,874	2,104	(6,882)
Billings	$105,412	$102,644	$321,093	$310,162

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Adjusted Free Cash Flow:
Net cash provided by (used in) operating activities	$5,445	$8,919	$2,583	$(9,052)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	3,406	1,910
Purchases of property and equipment	(2,520)	(2,200)	(11,734)	(9,445)
Proceeds from short-term payable financing	—	3,722	—	12,694
Payments on short-term payable financing	—	(4,435)	—	(8,971)
Adjusted free cash flow	$2,925	$6,006	$(5,745)	$(12,864)